UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2007
                                                           -------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                   06-1377322
-----------------------------    ------------------------   --------------------
(State or other jurisdiction      Commission File Number       (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)

                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (516) 683-4100
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 8.01 Other Events
          ------------

          On April 2, 2007, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its acquisition of PennFed Financial Services, Inc. ("PennFed") was completed that morning, and that PennFed has merged with and into the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (d) Attached as Exhibit 99.1 is the press release issued by the Company on April 2, 2007 to announce that its acquisition of PennFed had been completed earlier in the day.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2007                          NEW YORK COMMUNITY BANCORP, INC.
      -------------

                                             /s/ Thomas R. Cangemi
                                             ---------------------
                                             Thomas R. Cangemi
                                             Senior Executive Vice President
                                             and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1    Press release issued by the Company on April 2, 2007.